Mining interests	12 Months Ended
Dec. 31, 2018
Exploration And Evaluation Of Mineral Resources [Abstract]
Mining interests
Mining interests

	2018	2017
	$	$
Property, plant and equipment (depletable)
Fekola Mine, Mali
Cost	1,168,491	1,094,784
Accumulated depreciation and depletion	(144,335)	(35,477)
	1,024,156	1,059,307
Otjikoto Mine, Namibia
Cost	575,127	527,069
Accumulated depreciation and depletion	(238,579)	(163,153)
	336,548	363,916
Masbate Mine, Philippines
Cost, net of impairment	681,509	625,722
Accumulated depreciation and depletion	(248,021)	(193,925)
	433,488	431,797
Libertad Mine, Nicaragua
Cost, net of impairment	315,569	335,651
Accumulated depreciation and depletion	(295,715)	(263,838)
	19,854	71,813
Limon Mine, Nicaragua
Cost	217,263	173,358
Accumulated depreciation and depletion	(149,541)	(127,740)
	67,722	45,618

Exploration and evaluation properties (non-depletable)
Kiaka, Burkina Faso	73,173	69,989
Fekola Regional, Mali	21,903	17,211
Toega, Burkina Faso	19,581	10,603
Mocoa Royalty, Colombia	10,230	29,041
Ondundu, Namibia	8,273	5,246
Finland Properties, Finland	5,947	2,991
Other	13,542	15,890
	152,649	150,971
Corporate & other
Office, furniture and equipment, net	680	711
	2,035,097	2,124,133
Investments in joint ventures (accounted for using the equity method)
Gramalote, Colombia, net of impairment	72,078	65,830
	2,107,175	2,189,963

Impairment of long-lived assets

La Libertad

During the three months ended September 30, 2018, the Company completed its annual life-of-mine ("LoM") plan for La Libertad. As a result of delays in permitting the Jabali Antenna Open Pit, the expected ounces produced in the new LoM plan have been reduced compared to previous LoM plans. The Company considered this reduction in expected production to be an indicator of impairment for La Libertad. The Company conducted an impairment analysis whereby the carrying values of La Libertad Mine property, plant and equipment, were compared to the mine’s recoverable amount which was determined to be its fair value less costs of disposal (“FVLCD”) at September 30, 2018. The Company’s analysis concluded that the carrying values of La Libertad Mine property, plant and equipment at September 30, 2018 were impaired resulting in an impairment charge of $16 million being recorded in the statement of operations.

During the three months ended December 31, 2018, the Company completed its annual budget for La Libertad. As a result of continued delays in permitting the Jabali Antenna Open Pit, there were further reductions in the ounces expected to be produced compared with the recent LoM plan. The Company considered this reduction in expected production to be an indicator of impairment for La Libertad. The Company conducted an impairment analysis whereby the carrying values of La Libertad Mine property, plant and equipment, were compared to the mine’s recoverable amount which was determined to be its FVLCD at December 31, 2018. The Company’s analysis concluded that the carrying values of La Libertad Mine property, plant and equipment at December 31, 2018 were impaired resulting in a further impairment charge of $34 million being recorded in the statement of operations.

To estimate the recoverable amount of La Libertad Mine’s long-lived assets for impairment, the Company utilized discounted cash flow models incorporating estimates and assumptions that included such factors as future production levels, metallurgical recovery estimates, operating and capital costs in its life-of-mine plans, future metal prices, foreign exchange rates and discount rates. Management’s estimate of the FVLCD of its cash generating units ("CGUs") is classified as level 3 in the fair value hierarchy. The Company’s estimate of future cash flows is subject to risks and uncertainties and therefore could change in the future if the underlying assumptions change.

Key assumptions used for the impairment test at September 30, 2018 and December 31, 2018 were:

Long-term gold price	$1,250/ounce
Silver price	$17/ounce
Mine life	2019 to 2020
Discount rate	5%

El Limon

During the year-ended December 31, 2015, the Company recorded a pre-tax impairment charge of $23 million on the carrying value of El Limon Mine property, plant and equipment. The net impairment recorded in the statement of operations after taking into account a deferred income tax recovery of $7 million was $16 million.

During the three months ended September 30, 2018, the Company completed its annual LoM plan for El Limon. As a result of the inclusion of ounces produced from the Limon Central Zone, the expected ounces produced and mine life in the new LoM plan has significantly increased compared to previous LoM plans. The Company considered the increase in expected production and mine life to be an indicator of impairment reversal for El Limon. The Company conducted an impairment analysis whereby the carrying values of El Limon Mine property, plant and equipment, were compared to the mine’s recoverable amount which was determined to be its FVLCD at September 30, 2018. To estimate the recoverable amount of El Limon Mine’s long-lived assets for impairment reversal, the Company utilized discounted cash flow models incorporating estimates and assumptions that included such factors as future production levels, metallurgical recovery estimates, operating and capital costs in its life-of-mine plans, future metal prices, foreign exchange rates and discount rates. Management’s estimate of the FVLCD of its CGUs is classified as level 3 in the fair value hierarchy. The Company’s estimate of future cash flows is subject to risks and uncertainties and therefore could change in the future if the underlying assumptions change.

Key assumptions used for the impairment reversal test at September 30, 2018 were:

Long-term gold price	$1,250/ounce
Silver price	$17/ounce
Mine life	2019 to 2030
Discount rate	5%

The Company’s analysis concluded that the carrying values of El Limon Mine property, plant and equipment at September 30, 2018 were lower than the FVLCD and has therefore resulted in a full reversal of the original impairment loss recorded in 2015. After reflecting the amount of depreciation that would have been taken on the impaired assets, the Company recorded a pre-tax impairment reversal of $13 million. The net impairment reversal recorded in the statement of operations after taking into account a deferred income tax expense of $4 million was $9 million.

Mocoa

In 2018, the Company disposed of its interest in the Mocoa property. As a result, the property was written down to its estimated fair value of $11 million and impairment losses totalling $18 million were recognized in net income in 2018. On June 15, 2018, pursuant to the terms of a share purchase agreement (the "Agreement") dated May 7, 2018, among the Company, Colombian Ventures Ltd., a wholly owned indirect subsidiary of the Company, Libero Copper Corporation ("Libero") and Libero Resources Limited, a wholly owned subsidiary of Libero, the Company completed the sale of its interest in the Mocoa Porphyry copper-molybdenum deposit in Colombia (the "Property") to Libero for 10,400,000 Common shares of Libero valued at $1 million upon closing and a 2% net smelter returns royalty (the "Mocoa Royalty") on production generated from the Property, valued at $10 million, which has been classified as a mining interest. In determining the value of the Mocoa Royalty, the Company utilized scenario weighted discounted cash flow models incorporating estimates and assumptions that included such factors as future production levels, metallurgical recovery estimates, future metal prices, estimated allowable deductions, and discount rates. Management’s estimate of the fair value of the Mocoa Royalty is classified as level 3 in the fair value hierarchy. The Company’s estimate of future cash flows is subject to risks and uncertainties and therefore could change in the future if the underlying assumptions change.

Key assumptions used for the valuation of the Mocoa Royalty were as follows:

Long-term copper price	$3.10/pound
Long-term molybdenum price	$8.10/pound
Discount rate	12%

In connection with this transaction, the total holdings in the common shares of Libero held by the Company represented approximately 19% of the outstanding common shares of Libero as of the transaction date. Immediately before the transaction, the Company held no common shares of Libero.

Sensitivities

The recoverable amounts for Limon and Libertad are most sensitive to changes in gold prices and discount rates. A decrease in gold prices would result in the Company making amendments to the mine plans that would partially offset the effect of lower prices through lower operating and capital costs. Ignoring the impact on the mine plans, in isolation, a $50 decrease in the gold price assumptions would result in an additional impairment of approximately $8 million for La Libertad Mine. Due to the short mine life, a 50 basis point increase in the discount rate would not have a significant impact on the post-tax recoverable amounts of La Libertad Mine. There would be no change to the reversal of the previous impairment of El Limon Mine as a result of either a $50 decrease in the gold price assumptions or a 50 basis point increase in the discount rate.

For the Mocoa Project, a decrease of US$0.40 per pound and US$0.15 per pound in the respective long-term molybdenum and copper price assumptions would result in an additional impairment of approximately $1 million and a 50 basis point increase in the discount rate would result in additional impairment of approximately $1 million in the recoverable amount of the Mocoa Royalty.

Mineral interest updates

Fekola

On November 30, 2017, management determined that the Fekola Mine achieved commercial production. Effective December 1, 2017, revenues and production costs relating to Fekola gold production were recorded in the statement of operations. Sales proceeds relating to the pre-commercial production period of $101 million net of costs of $28 million were offset against the amounts capitalized for the Fekola Mine property, plant and equipment.

During the year ended December 31, 2017, prior to commercial production being reached, the Company capitalized interest costs on its borrowings attributable to funds spent on Fekola in the amount of $20 million. This interest was calculated using an effective interest rate based on the Company’s aggregate borrowings which included the convertible senior subordinated notes and the revolving credit facility (Note 10).

In 2016, pursuant to applicable mining law, the Company formed a new 100% owned subsidiary company Fekola SA, which holds the Company’s interest in the Fekola Mine. Following the signing of a shareholder’s agreement in August 2017, between the Company and the State of Mali (the “Fekola Shareholder Agreement”), the Company confirmed the basis under which it was to contribute a 10% free carried interest in Fekola SA to the State of Mali. In addition, the State of Mali also had the option to purchase an additional 10% of Fekola SA which it elected to exercise. Terms and conditions of the acquisition of this additional 10% were agreed between the Company and the State of Mali in a share purchase agreement (the “Share Purchase Agreement”) dated August 2017.

The Company has signed a mining convention in the form required under the 2012 Mining Code (the "Fekola Mining Convention") that relates to, among other things, the ownership, permitting, reclamation bond requirements, development, operation and taxation applicable to the Fekola Mine with the State of Mali. In August 2017 the Company finalized an amendment to the Fekola Mining Convention with the State of Mali to address and clarify certain issues under the 2012 Mining Code. The Fekola Mining Convention, as amended, governs the procedural and economic parameters pursuant to which the Company operates the Fekola Mine.

On August 8, 2018, the Company was informed that the Malian Council of Ministers and the President of Mali approved the State of Mali’s participation in Fekola SA. The Company has transferred ownership of 20% of Fekola SA to the State of Mali. The first non-participating 10% of the State of Mali's ownership entitles it to an annual priority dividend equivalent to 10% of calendar net income of Fekola SA (the “Priority Dividend”). This Priority Dividend is accounted for as an income tax in accordance with IAS 12, Income Taxes. The second fully participating 10% of the State of Mali's interest entitles it to ordinary dividends payable on the same basis as any ordinary dividends declared and payable to the Company for its 80% interest. Ordinary dividends are not payable by Fekola SA until the Fekola intercompany loans, including funds advanced for mine construction plus interest have been repaid to B2Gold in full.

The State of Mali's purchase of the additional 10% participating interest is considered to be a change in the ownership of a subsidiary that does not result in a change in control and, accordingly, the Company has accounted for this transaction within equity in accordance with IFRS 10, Consolidated financial statements. The carrying value of the additional 10% interest sold of $57 million, equal to the State of Mali's proportionate share in the net assets of Fekola SA, has been recorded as an increase in non-controlling interest on the Company's balance sheet. The net loss of $10 million on the transaction, being the difference between the carrying value of the additional 10% interest and the consideration, has been recorded as an increase to deficit. The State of Mali has agreed to make payments totaling $47 million with respect to the acquisition of the additional 10% interest. The $47 million obligation of the State of Mali, in the form of a loan from B2Gold, will bear interest at a rate equal to the prime lending rate of the Central Bank of West African States plus 3%. The loan will be satisfied by netting it off against any ordinary dividends receivable by the State of Mali for its second 10% participating interest in Fekola SA until such time as the full amount of any principal and accrued interest outstanding under the loan are extinguished. In accordance with IFRS 10, the Company has recorded the loan receivable as a reduction of non-controlling interest and the interest income for the period directly to deficit, both within equity, on the consolidated balance sheet.

Purchase of El Limon non-controlling interest

On May 22, 2018, the Company through its wholly owned subsidary, Triton Mining Corporation acquired the remaining 5% of the outstanding shares of Triton Minera S.A. the entity that owns the Limon Mine, from Inversiones Mineras S.A. ("IMISA") in exchange for cash consideration of $2.5 million. The Company now owns 100% of El Limon Mine. The change in ownership did not result in any change in the control of Triton Minera S.A. and as a result has been accounted for in equity in accordance with IFRS 10, Consolidated financial statements.

Masbate

During the year ended December 31, 2017, the Company reclassified $61 million from the Masbate undeveloped mineral interest to the Masbate Mine based on the conversion of undeveloped mineral interests to resource ounces expected to be processed.

Sale of Lynn Lake Royalty

On June 7, 2017, the Company completed the sale of all of its rights, title and interest to a 2% net smelter returns royalty (“NSR”), covering Alamos Gold Inc.’s Lynn Lake properties in Manitoba for Cdn. $9 million in cash upon closing and a further contingent payment of up to Cdn. $6 million due 24 months after the property enters commercial production. The Lynn Lake royalty had been acquired by B2Gold in connection with the acquisition of Central Sun Mining Inc. (“Central Sun”) in March 2009. For accounting purposes, no value of the total purchase price relating to the business combination with Central Sun had been allocated to the NSR, based upon an evaluation of the likely cash flows arising from the NSR at the acquisition date. As a result, in the second quarter of 2017, the Company recorded a $7 million pre-tax gain on disposal of the NSR. No amount was recorded with respect to the contingent consideration due upon the commencement of commercial production.

Other

During the year-ended December 31, 2018, the Company wrote-off $9 million relating to other mineral properties (2017 - $4 million).